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                                                               EXHIBIT 10.8(iii)

                         DIEBOLD, INCORPORATED


               AMENDMENT NO. 2 TO THE 1991 EQUITY AND PERFORMANCE
         INCENTIVE PLAN (AS AMENDED AND RESTATED AS OF JANUARY 30, 1997)



         Pursuant to Section 18 of the Diebold, Incorporated Equity and Performance Incentive Plan (as Amended and Restated as of January 30, 1997), as heretofore amended (the "Plan"), the Board of Directors of Diebold, Incorporated hereby amends the Plan as follows:

         The period at the end of Section 9(a)(iv) shall be changed to a semicolon, and the following proviso shall be added to such Section:


         provided, however, that any Option Rights may provide that a Director who has completed a specified period of service on the Board or attained a specified age will be entitled to exercise any such Option Rights immediately in full at any time after any such termination until their stated expiration date.


         The Plan shall not otherwise be supplemented or amended by virtue of this Amendment No. 2 to the Plan, and shall remain in full force and effect.


         Executed at Canton, Ohio as of this 21st day of April, 1999.



                                              DIEBOLD, INCORPORATED



                                        By:   /s/Gerald F. Morris
                                              ----------------------------------
                                              Gerald F. Morris
                                              Executive Vice President and
                                              Chief Financial Officer






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